Statement of Additional Information (SAI) Supplement – January 11, 2013*

For the SAI dated April 17, 2012 for the following fund:

Columbia Variable Portfolio – Managed Volatility Fund

For the SAI dated May 1, 2012 for the following funds:

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Mr. John Nagorniak and Mr. John Maher ceased serving as members of the Board Trustees effective September 2012 and October 2012, respectively.

The second paragraph following the table in the Compensation of Board Members subsection of the Board Members and Officers section of the SAI for the above mentioned funds is hereby superseded and replaced with the following:

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”). The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated to the Closed-End Funds.

The rest of this section remains the same.

*Valid until next update

S-6534-14 A (1/13)